UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2015

Navient Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36228	46-4054283
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Justison Street, Wilmington, Delaware		19801
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (302) 283-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On December 9, 2015, the board of directors (the “Board”) of Navient Corporation (the “Company”) approved a stock repurchase program under which it is authorized to purchase up to an additional $700 million of its outstanding shares of common stock. The share repurchase program does not have an expiration date.

A copy of the Company’s press release announcing the share repurchase program is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1*	Press Release of Navient Corporation, dated as of December 10, 2015.

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT CORPORATION

Date: December 10, 2015	By:	/s/ Mark L. Heleen
Mark L. Heleen
Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1*	Press Release of Navient Corporation, dated as of December 10, 2015.

*	Furnished herewith.